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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT is made as of April 23, 2006, between JDA Software Group, Inc., a Delaware corporation (the "Company"), and the Investors (the "Investors") listed on the Schedule of Investors attached hereto.

          The parties to this Agreement are parties to a Preferred Stock Purchase Agreement, dated April 23, 2006 (the "Purchase Agreement"). In order to induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 8 hereof.

          The parties hereto agree as follows:

          1. Mandatory and Demand Registrations.

          (a) Mandatory Registration. The Company shall use its commercially reasonable efforts to file with the SEC a registration statement on the applicable SEC form with respect to the resale, whether underwritten or otherwise, of the Registrable Securities by the holders thereof within 30 calendar days, but in no event more than 60 calendar days, of the closing date of purchase of Registrable Securities pursuant to the Purchase Agreement (the "Closing Date"). The Company shall use its commercially reasonable efforts to respond to all SEC comments related to such registration statement within 10 calendar days of the receipt thereof, and shall use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within 90 days of the Closing Date. The Company shall use its commercially reasonable efforts to maintain the effectiveness of the registration effected pursuant to this Section 1(a) at all time, subject only to the limitations on effectiveness set forth in Section 4 below. The registration contemplated by this Section 1(a) is referred to herein as the "Mandatory Registration."

          (b) Demand Registration. The holders of at least a majority of the Registrable Securities then outstanding may request up to two registrations under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration as the Company may elect ("Long-Form Registrations"), and the holders of at least 25% of the Registrable Securities then outstanding may request an unlimited number of registrations under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any similar short-form registration as the Company may elect ("Short-Form Registrations"), if available; provided that to the extent the registration statement contemplated by Section 1(a) is available for use with respect to the transaction contemplated by such registration request, the Company may require the requesting holders to use such registration statement in lieu of filing an additional registration statement pursuant to this Section 1(b), and provided further that the aggregate offering value of the Registrable Securities requested to be registered in any registration under this Section 1(b) must equal at least $10 million in any Long-Form Registration and at least $2 million in any Short-Form Registration. Any registration contemplated by this
Section 1(b) is referred to herein as a "Demand Registration."

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          All requests for Demand Registrations shall be made by giving written notice thereof to the Company (a "Demand Notice"). Each Demand Notice shall specify the approximate number of Registrable Securities requested to be registered. Within ten business days after receipt of any Demand Notice, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms of Section 1(f) hereof, shall include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 business days after the delivery of the Company's notice in accordance with Section 11(k) hereof.

          (c) Short-Form Registrations. The Mandatory Registration and any Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and, if applicable, the managing underwriters agree to the use of a Short-Form Registration, and the Company shall use its commercially reasonable efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. The holders of at least a majority of the Registrable Securities requested to be included in the Mandatory Registration or any Demand Registration that is a Short-Form Registration may require the Company to file such Short-Form Registration with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect) (a "Shelf Registration"). The Mandatory Registration shall be filed as a Shelf Registration. So long as any such Shelf Registration is effective as required herein and in compliance with the Securities Act and usable for resale of Registrable Securities, the holders of at least 25% of the Registrable Securities shall be entitled to demand any number of draw-downs (including underwritten draw-downs, provided that the aggregate offering value of the Registrable Securities requested to be included in such underwritten draw-down must equal at least $2 million) from the shelf and, in connection with any such draw-down, the Company shall take all customary and reasonable actions that the Company would take in connection with an underwritten Demand Registration pursuant to this Section 1 (including, without limitation, all actions referred to in Section 4 necessary to effectuate such sale in the manner determined by the holders of at least a majority of the Registrable Securities to be included in such underwritten draw-dawn) as any holder reasonably requests. The Company shall use its reasonable efforts to cause the registration statement or statements filed pursuant to a Short-Form Registration to remain effective until such date as is the earlier of (i) the date on which all Registrable Securities included in the registration statement shall have been sold or shall have otherwise ceased to be Registrable Securities and (ii) the date on which all remaining Registrable Securities may be sold during any three month period without any restriction pursuant to Rule 144(k) promulgated under the Securities Act after taking into account any holders' status as an affiliate of the Company as determined by the counsel to the Company pursuant to a written opinion letter addressed to the Company's transfer agent to such effect.

          (d) Long-Form Registrations. A registration shall not be deemed to have been effected for purposes of Section 1 and shall not count as the one of the Demand Registrations permitted as a Long-Form Registration if the applicable registration statement has not been declared effective and kept effective until the earlier of (i) six months following the date on which such registration statement was declared effective and (ii) the sale pursuant to such registration statement of all Registrable Securities covered thereby; provided that in any event


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the Company shall pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations. All Demand Registrations that are Long-Form Registrations shall be underwritten registrations unless otherwise requested by the holders of at least a majority of the Registrable Securities included in the applicable Long-Form Registration. In the event the Mandatory Registration must be effected as a Long-Form Registration, such registration shall nonetheless be filed a Shelf Registration and the Company shall use its commercially reasonable efforts to keep such registration current and effective, including by filing periodic post-effective amendments to update the financial statements contained in such registration statement in accordance with Regulation S-X promulgated under the Securities Act until the date on which all Registrable Securities included in the registration statement shall have been sold.

          (e) Expenses. The Registration Expenses (as defined in Section 5(a) hereof) in the Mandatory Registration and all Demand Registrations shall be paid by the Company.

          (f) Priority. The Company shall not include in the Mandatory Registration or any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of at least a majority of the Registrable Securities requested to be included in such offering, the Company shall include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

          (g) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of the Mandatory Registration or a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2.

          Notwithstanding the foregoing, the Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration (but not, for the avoidance of doubt, the Mandatory Registration) if the Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan of the Company or any of its Subsidiaries to engage in any acquisition of assets or any merger, consolidation, tender offer, reorganization or other material transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn with respect to a Long-Form Registration, such Demand Registration shall not count as one of the permitted Long-Form Registrations hereunder and the Company shall pay all Registration Expenses in connection with


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such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

          (h) Selection of Underwriters. The holders of a majority of the Registrable Securities included in any Demand Registration or any underwritten takedown off the registration statement filed pursuant to the Mandatory Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering; provided, however, that such banker(s) and manager(s) must be reasonably acceptable to the Company (its acceptance not to be unreasonably withheld or delayed).

          (i) Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company. Except as provided in this Agreement, the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least a majority of the Registrable Securities; provided that without such consent the Company may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as provided in Sections 2(c) and 2(d) below. Any securities (other than Registrable Securities) as to which the Company has granted contractual registration rights shall be referred to as "Other Securities."

          2. Piggyback Registrations.

          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act other than pursuant to a Demand Registration and other than in connection with the registration of equity securities issued or issuable pursuant to an employee equity option, purchase, bonus or similar plan or pursuant to a merger, exchange offer or transaction of the type specified in Rule 145(a) under the Securities Act, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall (subject to Sections 2(c) and 2(d)) include in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

          (b) Piggyback Expenses. The Registration Expenses in all Piggyback Registrations shall be paid by the Company.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable


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Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included therein by each such holder, and (iii) the Other Securities requested to be included in such registration.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein, and (ii) second, the Other Securities requested to be included in such registration.

          (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering by the Company must be approved by the holders of at least a majority of the Registrable Securities included in such Piggyback Registration, which such approval shall not be unreasonably withheld or delayed.

          (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except pursuant to a registration on Form S-4, Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

          3. Holdback Agreements; Cooperation.

          (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144 promulgated under the Securities Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during (i) with respect to any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included, the seven days prior to and the 90-day period beginning on the effective date of such registration (or such shorter period as agreed to by the managing underwriters), and (ii) upon notice from the Company of the commencement of an underwritten distribution in connection with any Shelf Registration, the seven days prior to and the 90-day period beginning on the date of commencement of such distribution (or such shorter period as agreed to by the managing underwriters), in each case except as part of such underwritten registration and in each case unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such


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securities (except pursuant to registration on Form S-4, Form S-8 or any successor form), during (A) with respect to any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included, the seven days prior to and the 90-day period (or such shorter period as agreed to by the underwriters) beginning on the effective date of such registration, and (B) upon notice from any holder(s) of Registrable Securities subject to a Shelf Registration that such holder(s) intend to effect an underwritten distribution of Registrable Securities pursuant to such Shelf Registration (upon receipt of which, the Company will promptly notify all other holders of Registrable Securities of the date of commencement of such distribution), the seven days prior to and the 90-day period (or such shorter period as agreed to by the underwriters) beginning on the date of commencement of such distribution, and (ii) shall cause each holder or group of affiliated holders who purchases from the Company at any time after the date of this Agreement at least 10% of its Common Stock, or any securities convertible into or exchangeable or exercisable for at least 10% of its Common Stock, (other than purchases in a registered public offering or pursuant to an underwritten offering under Rule 144A or pursuant to equity subscription agreements, stock option agreements, stock appreciation rights, phantom stock plans or similar rights or plans in effect on the date of this Agreement) (a "Private Purchaser") to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such 90 day periods (or such shorter or longer periods as provided below) so long as (x) the holders of Registrable Securities continue to hold at least 50% of the Registrable Securities held as of the date hereof (provided that a Private Purchaser shall be subject to such periods only twice in any twelve-month period) and (y) such Private Purchaser has entered into an agreement with the Company limiting such Private Purchaser's right or ability to effectuate a public sale or distribution during an underwritten registered offering by the Company (provided that such Private Purchaser shall be limited for the same period of time that it is limited by with respect to an underwritten registered offering by the Company (which may be greater or less than the 90 day period set forth above), in each case except as part of such underwritten registration and in each case unless the underwriters managing the registered public offering otherwise agree.

          (c) Each holder of Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing hereunder of any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto.

          4. Registration Procedures. In the Mandatory Registration and whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as practicable:

          (a) subject to Section 1(a) in the case of the Mandatory Registration, prepare and file with the SEC a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies


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of all such documents proposed to be filed, and the Company shall in good faith consider any comments of such counsel);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or, in the case of a Shelf Registration, a period ending on such date as is the earlier of (i) the date on which all Registrable Securities included in the registration statement shall have been sold or shall have otherwise ceased to be Registrable Securities and (ii) the date on which all remaining Registrable Securities may be sold during any three month period without any restriction pursuant to Rule 144(k) promulgated under the Securities Act after taking into account any holders' status as an affiliate of the Company as determined by the counsel to the Company pursuant to a written opinion letter addressed to the Company's transfer agent to such effect) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), each amendment and supplement thereto and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "national market system security"


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within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure Nasdaq authorization for such Registrable Securities and, without limiting the generality of the foregoing, use its reasonable efforts to arrange for at least two market makers to register as such with respect to such Registrable
Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including preparing for and participating in such number of "road shows" as the underwriters managing such offering may reasonably request);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement (unless the Company can demonstrate that such Person already possesses the requested information);

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing in a timely manner, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable efforts promptly to obtain the withdrawal of such order;

          (m) use its reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and


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          (n) in the case of an underwritten offering, use reasonable efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of at least a majority of the Registrable Securities being sold reasonably request.

          5. Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and, to the extent provided in Section 5(b), fees and disbursements of counsel for any holder of Registrable Securities and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance which the Company has agreed to obtain in its reasonable discretion and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration upon submission of reasonably itemized statements for such counsel rendering services customarily performed by counsel for selling shareholders.

          (c) To the extent any expenses relating to a registration hereunder are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those expenses allocable to the registration of such holder's securities so included, and any expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          (d) Any obligation to pay Registration Expenses or other expenses provided for in this Agreement shall survive the termination of this Agreement.

          6. Indemnification.

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, employees, agents, Affiliates and each Person who controls such holder (within the meaning of the Securities Act and the Securities Exchange Act) against all losses, claims, actions, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any


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omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that such untrue statements relate to such holder and was reviewed and approved of in writing by such holder for use in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or
(ii) any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with such number of copies of the same as was previously requested by such holder. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers, directors, employees, agents and each Person who controls such underwriters (within the meaning of the Securities Act and the Securities Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities, but the provisions of the underwriting agreement with such underwriters, if different, shall govern.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, officers, employees, agents, Affiliates and each Person who controls the Company (within the meaning of the Securities Act and the Securities Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual and ratable, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, Affiliate or controlling Person of such indemnified party and shall survive the transfer of securities and the termination of this Agreement. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder that is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements in a timely manner; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder's title to the securities and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof.

          8. Definitions.

          "Affiliate" of any particular Person means (i) any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise and (ii) if such Person is a partnership or limited liability company, any partner or member thereof.

          "Certificate of Designation" means the Certificate of Designation to be filed with respect to the Company's Series A Preferred Stock as contemplated by the Purchase Agreement, as such Certificate of Designation amended from time to time in accordance with its terms.

          "Company" has the meaning given to such term in the recitals.

          "Demand Notice" has the meaning given to such term in Section 1(b).

          "Demand Registration" has the meaning given to such term in Section 1(b).

          "Governmental Entity" means a domestic (federal, state, municipal or local) or foreign government or governmental, regulatory or administrative subdivision, department, authority, agency, commission, board, bureau, court of instrumentality or arbitrator of any kind.

          "Investors" has the meaning given to such term in the recitals.

          "Long-Form Registrations" has the meaning given to such term in
Section 1(b).

          "Other Securities" has the meaning given to such term in Section 1(i).

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity.

          "Piggyback Registration" has the meaning given to such term in Section 2(a).

          "Private Purchaser" has the meaning given to such term in Section
3(b).

          "Purchase Agreement" has the meaning given to such term in the recitals.

          "Registration Expenses" has the meaning given to such term in Section 5(a).

          "Registrable Securities" means (i) any Common Stock issued upon the conversion of any Preferred Stock issued pursuant to the Purchase Agreement and
(ii) any Common Stock issued or issuable with respect to any Registrable Securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act, sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, including exercising any rights or meeting any threshold tests hereunder, a Person shall be deemed to hold any Registrable Securities and such Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "SEC" includes any governmental body or agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "Shelf Registration" has the meaning given to such term in Section
1(c).

          "Short-Form Registrations" has the meaning given to such term in
Section 1(b).

          "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. Notwithstanding the foregoing, "Subsidiary" also shall include each "significant subsidiary" of the Company, as such term is defined in Rule 1-02 of Regulation S-X. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity. For purposes of this Agreement, if the context does not otherwise specify in respect of which Person the term "Subsidiary" is used, the term "Subsidiary" shall refer to a Subsidiary of the Company.

          Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

          9. Termination. Except as otherwise provided herein, this Agreement shall terminate at such time as no holder of Registrable Securities has any rights hereunder.

          10. Miscellaneous.

          (a) Aggregation. For purposes of this Agreement, all holdings of Registrable Securities by Persons who are Affiliates of each other shall be aggregated for purposes of meeting any threshold tests under this Agreement. For purposes of this Section 10(a), an "Affiliate" shall include any Persons which have received distributions of securities from a partnership or limited liability company holding such securities.

          (b) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (c) Current Public Information. The Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the SEC thereunder and shall take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the SEC under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the SEC. Upon request, the Company shall deliver to any holder of Registrable Securities a written statement as to whether it has complied with such requirements. The Company shall at all times use its best efforts to cause the Common Stock into which the Preferred Stock is convertible to be listed on one or more of the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System.

          (d) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (e) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

          (f) Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or modified and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the Registrable Securities outstanding at the time the amendment or waiver becomes effective; provided that if any such amendment, modification or waiver is to a provision in this Agreement that requires a specific vote to take an action thereunder or to take an action with respect to the matters described therein, such amendment, modification or waiver shall not be effective unless such vote is obtained with respect to such amendment, modification or waiver. No other course of dealing between the Company and the holder of any Registrable Securities or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, Registrable Securities held by the Company or any Subsidiaries shall not be deemed to be outstanding.

          (g) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (h) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (i) Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (j) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, certificate, or instrument means such agreement, document, certificate or instrument as the same is amended, waived or otherwise modified from time to time in accordance with the terms thereof and, if applicable, hereof. Except as otherwise provided in this Agreement, words such as "herein," "hereunder," "hereof" and the like shall be deemed to refer to this Agreement as a whole and not to any particular document or article, Section, paragraph or other portion of a document. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive.

          (k) Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (l) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, telecopied to the recipient (with hard copy sent by overnight courier in the manner provided hereunder) if sent prior to 4:00 p.m. Chicago time on a business day (and otherwise, on the immediately succeeding business day), one business day after being sent to the recipient by reputable overnight courier service (charges prepaid) or three business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Investors and to the Company at the address indicated below:

               JDA Software Group, Inc.
               14400 N. 87th Street
               Scottsdale, AZ 85260-3649

               Attn: Hamish Brewer
               Telecopy No.: (941) 748-4540

               with a copy to:

               DLA Piper Rudnick Gray Cary US LLP
               1221 South Mopac Expwy., Ste. 400
               Austin, TX 78746
               Attention: Paul Hurdlow, Esq.
               Telecopy No.: (512) 457-7001

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (m) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of Illinois or the jurisdiction in which the Company's principal office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

          (n) Delivery by Facsimile. This Agreement, the agreements referred to herein and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute originals forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                                    * * * * *

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                      JDA SOFTWARE GROUP, INC.


                                      By:   /s/ Hamish N. Brewer
                                            ------------------------------------
                                      Its: President and Chief Executive Officer
                                             -----------------------------------


                                      THOMA CRESSEY FUND VII, L.P.

                                      By: TC Partners VII, L.P.
                                      Its: General Partner

                                      By: Thoma Cressey Equity Partners Inc.
                                      Its: General Partner


                                      By:   /s/ Orlando Bravo
                                            ------------------------------------
                                      Its: Managing Director


                                      THOMA CRESSEY FRIENDS FUND VII, L.P.

                                      By: TC Partners VII, L.P.
                                      Its: General Partner

                                      By: Thoma Cressey Equity Partners Inc.
                                      Its: General Partner


                                      By:   /s/ Orlando Bravo
                                            ------------------------------------
                                      Its: Managing Director

                              SCHEDULE OF INVESTORS

Thoma Cressey Fund VII, L.P.
Thoma Cressey Friends Fund VII, L.P.
c/o Thoma Cressey Equity Partners
600 Montgomery Street, 32nd Floor
San Francisco, CA 94111
Attention: Orlando Bravo
Telephone No.: (415) 263-3660
Facsimile No.: (415) 392-6480

with a copy to:

Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL 60601
Attention: Gerald T. Nowak
Telephone No.: (312) 861-2000
Facsimile No.: (312) 861-2200